ANNUAL REPORT

[M GRAPHIC]

MUTUAL BEACON FUND

[M GRAPHIC]

DECEMBER 31, 1999


[FRANKLIN TEMPLETON LOGO]
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Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF LAWRENCE SONDIKE]
LAWRENCE SONDIKE
Portfolio Managers, Mutual Beacon Fund


[PHOTO OF DAVID J. WINTERS]
DAVID J. WINTERS

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

ROBERT L. FRIEDMAN
Chief Investment Officer
Franklin Mutual Advisers, LLC

SHAREHOLDER LETTER


Your Fund's Goal: Mutual Beacon Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The fund may also invest in foreign securities.


Dear Shareholder:

We are pleased to bring you the annual report of the Mutual Beacon Fund for the year ended December 31, 1999. During the year under review, the U.S. economy entered a ninth consecutive year of expansion, experiencing unusually strong growth in a low-inflation environment. Global economies generally followed suit and, in a broad-based rally, stock markets around the world sprang back to life. In the process, the market became increasingly two-tiered as a select group of about 40 companies achieved over-the-top success, while the majority of publicly traded equities languished. The share prices for a majority of companies listed on the New York Stock Exchange (NYSE) actually declined in 1999, while a relatively small number of white-hot

CONTENTS


Shareholder Letter ........................................................    1

Performance Summary .......................................................    6

Financial Highlights &
Statement of Investments ..................................................   10

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   27

Independent Auditors' Report ..............................................   36

Tax Designation ...........................................................   37


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 14 of this report.

FUND CATEGORY

[PYRAMID GRAPHIC]

TOP 10 HOLDINGS
12/31/99

COMPANY,                                                                % OF TOTAL
INDUSTRY, COUNTRY                                                       NET ASSETS
-----------------------------------------------------------------------------------
Telephone & Data
Systems Inc.,                                                               3.8%
Telecommunications,
United States

Canary Wharf Group PLC,                                                     3.7%
Real Estate, United Kingdom

Investor AB, A & B,                                                         3.5%
Multi-Industry, Sweden

Lagardere SCA,                                                              2.8%
Multi-Industry, France

MediaOne Group Inc.,                                                        1.7%
Broadcasting & Publishing,
United States

Aventis SA,                                                                 1.6%
Health & Personal Care,
France

BCE Inc.,                                                                   1.3%
Telecommunications, Canada

United Asset Management
Corp.,                                                                      1.3%
Financial Services,
United States

Kinnevik AB B,                                                              1.3%
Multi-Industry, Sweden

Railtrack Group PLC,                                                        1.3%
Transportation,
United Kingdom


technology stocks pushed most of the indexes, especially the Nasdaq Composite(R) Index, to new highs.(1)

Within this environment, Mutual Beacon Fund - Class Z provided a 16.79% one-year cumulative total return as shown in the Performance Summary on page 6. The Lipper(R) Multi-Cap Value Funds Average rose 7.76%(2), the Standard & Poor's(R) MidCap 400(R) Index appreciated 14.72%, and the S&P 500(R) Composite Index (which is heavily weighted in technology stocks) climbed 21.04% during the same period.(3)

We achieved our results by sticking to our longstanding value and special situation approach. Although market participants were more interested in positive momentum (buying what's hot) than in valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the fund's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review due to rapid growth in its attractive


1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted and includes over 5,000 companies (as of 12/31/99).

2. The Lipper Multi-Cap Value Funds Average is an equally-weighted average consisting of 518 mutual funds (including Mutual Beacon Fund) within the Multi-Cap Value investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.

3. Sources: Standard & Poor's Micropal.

The S&P MidCap 400 Index consists of 400 domestic stocks with a median market capitalization of $676 million. It is a market-value weighted index, where stock price is multiplied by the number of shares outstanding, with each stock affecting the Index in proportion to its market value. The Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The S&P 500 Composite Index consists of 500 domestic stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as a standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not composed of the 500 largest companies on the New York Stock Exchange.

Indexes are unmanaged and include reinvested dividends.

One cannot invest directly in an index.

businesses and the announced merger of one of its affiliates. Canary Wharf Group PLC, the owner of a large London office development, had a successful public offering in March 1999 and continued to perform well throughout the year. We invested in Canary Wharf in the latter half of 1995, after the company had emerged from bankruptcy, and have made several times our initial investment since then. Finally, one of our larger positions, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, almost doubled in price as the market came to appreciate its strong brand names.

The year was not without disappointment, however. While some of our investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley Dean Witter & Co. were profitable, some of our bank and finance company positions, including Bank One Corp. and First Union Corp., fell in value. Despite these setbacks, the fund's overall performance was good for a value fund during a year when our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Beacon Fund. A number of industries feature attractive companies trading at low multiples and big discounts to their intrinsic value, and we shall concentrate our efforts on mining these overlooked sectors for what we believe will be

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
12/31/99
[BAR GRAPH]

United States                                                              49.9%
United Kingdom                                                              7.5%
France                                                                      7.0%
Sweden                                                                      6.0%
Canada                                                                      3.1%
Japan                                                                       2.7%
Netherlands                                                                 2.5%
Germany                                                                     1.1%
Switzerland                                                                 1.0%
Other Countries                                                             1.7%
Fixed-Income Securities                                                     6.2%
Government Agencies & Other Net Assets                                     11.3%

TOP 10 INDUSTRIES*
12/31/99

                                                                         % OF TOTAL
INDUSTRY                                                                 NET ASSETS
-----------------------------------------------------------------------------------
Multi-Industry                                                              13.9%

Broadcasting &
Publishing                                                                  11.0%

Financial Services                                                          8.7%

Telecommunications                                                          5.9%

Real Estate                                                                 4.7%

Insurance                                                                   4.5%

Beverages & Tobacco                                                         4.1%

Merchandising                                                               3.9%

Automobiles                                                                 3.6%

Health & Personal Care                                                      3.0%

*Based on equity securities.


tomorrow's gems. Among the areas in which we see compelling value are financials, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include "old media" (i.e., newspapers, television broadcasting), auto parts suppliers, and lodging. We also expect to profit by investing in bankrupt and distressed companies, strategies we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the unprecedented market valuations these companies now command. We realize that many once-great technology companies have vanished over the years, and the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100(R) trading at over 100 times earnings(4), the optimism built into the current prices does not allow for error or disappointment. We will not engage in speculative investing, but shall continue to focus on determining the true present value of a business while attempting to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of the risks of each investment, and will continue to focus on the downside as well as the upside potential while striving to provide shareholders with the best risk-adjusted returns possible.


4. Source: Nasdaq. The Nasdaq 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Market tier of The Nasdaq Stock Market, and reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The Nasdaq 100 Index is a modified capitalization-weighted index, which is designed to limit domination of the Index by a few large stocks while generally retaining the ranking of companies. Almost all of the companies now in the Index are over $1 billion in market value, with $6 billion as the average (as of 12/31/99).

Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.

We appreciate your participation in the Mutual Beacon Fund and welcome your comments and suggestions, either through regular mail or by e-mail at mutualseries@frk.com.

Sincerely,

/s/ Lawrence Sondike


Lawrence Sondike
Portfolio Manager


/s/ David J. Winters

David J. Winters
Portfolio Manager


The fund generally expects to hedge against currency risk where feasible and to the extent possible. The fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments, involve higher credit risks. These and other risks are discussed in the prospectus, which you should review before making an investment decision.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

CLASS Z:

No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

For all share classes, the fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower.


ONE-YEAR PERFORMANCE SUMMARY
as of 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS Z
One-Year Total Return      16.79%
Net Asset Value (NAV)      (12/31/99) $13.84         (12/31/98) $13.12
Change in NAV              +$0.72

Distributions
(1/1/99 - 12/31/99)        Dividend Income           $0.2652
                           Long-Term Capital Gain    $1.1851
                           ----------------------------------
                           Total                     $1.4503

CLASS A
One-Year Total Return      16.40%
Net Asset Value (NAV)      (12/31/99) $13.81         (12/31/98) $13.09
Change in NAV              +$0.72

Distributions
(1/1/99 - 12/31/99)        Dividend Income           $0.2100
                           Long-Term Capital Gain    $1.1851
                           ----------------------------------
                           Total                     $1.3951

CLASS B
One-Year Total Return      15.33%
Net Asset Value (NAV)      (12/31/99) $13.69         (1/1/99) $13.09
Change in NAV              +$0.60

Distributions
(1/1/99 - 12/31/99)        Dividend Income           $0.1927
                           Long-Term Capital Gain    $1.1851
                           ----------------------------------
                           Total                     $1.3778

CLASS C
One-Year Total Return      15.65%
Net Asset Value (NAV)      (12/31/99) $13.75         (12/31/98) $13.04
Change in NAV              +$0.71

Distributions
(1/1/99 - 12/31/99)
                           Dividend Income           $0.1170
                           Long-Term Capital Gain    $1.1851
                           ----------------------------------
                           Total                     $1.3021


Mutual Beacon Fund paid distributions derived from long-term capital gains of $1.1851 per share in December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


CLASS Z                                 1-YEAR         5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)               16.79%        124.33%        286.81%

Average Annual Total Return(2)           16.79%         17.54%         14.49%

Value of $10,000 Investment(3)         $11,679        $22,433        $38,681


                                                                     INCEPTION
CLASS A                                 1-YEAR         3-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               16.40%         45.53%         54.69%

Average Annual Total Return(2)            9.69%         11.10%         12.66%

Value of $10,000 Investment(3)         $10,969        $13,714        $14,581


                                                                     INCEPTION
CLASS B                                              1-YEAR          (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           15.33%            15.33%

Average Annual Total Return(2)                       11.33%            11.33%

Value of $10,000 Investment(3)                     $11,133           $11,133


                                                                     INCEPTION
CLASS C                                 1-YEAR         3-YEAR        (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               15.65%         42.69%         51.58%

Average Annual Total Return(2)           13.52%         12.21%         13.69%

Value of $10,000 Investment(3)         $11,352        $14,128        $15,007


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic, and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.


For updated performance figures, see the fund's "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS Z
--------------------------------------
1-Year                          16.79%

5-Year                          17.54%

10-Year                         14.49%


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
--------------------------------------
1-Year                           9.69%

3-Year                          11.10%

Since Inception (11/1/96)       12.66%


TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. As a result of changes to the Lipper domestic equity fund classifications during the reporting period, performance for the Lipper Growth & Income Funds Average will not be provided in the future. The fund has been reclassified by Lipper and is currently categorized as a Multi-Cap Value Fund. Performance for both averages has been provided for comparison purposes during this transitional period only. Future reports will include performance information for the Lipper Multi-Cap Funds Average, but not for the Lipper Growth & Income Funds Average.

This graph compares the performance of Mutual Beacon Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/90-12/31/99.

                   MUTUAL BEACON FUND                    LIPPER GROWTH & INCOME    LIPPER MULTI-CAP VALUE
       DATE             - CLASS Z          S&P 500            FUNDS AVERAGE             FUNDS AVERAGE
       ----        ------------------      -------       ----------------------    ----------------------
    01/01/1990           $10,000           $10,000               $10,000                   $10,000
    12/31/1990           $ 9,187           $ 9,690               $ 9,555                   $ 9,376
    12/31/1991           $10,804           $12,643               $12,354                   $12,051
    12/31/1992           $13,280           $13,606               $13,467                   $13,377
    12/31/1993           $16,326           $14,977               $15,118                   $15,212
    12/31/1994           $17,242           $15,175               $14,995                   $15,154
    12/31/1995           $21,706           $20,878               $19,711                   $19,922
    12/31/1996           $26,305           $25,671               $23,922                   $24,147
    12/31/1997           $32,354           $34,235               $30,397                   $30,447
    12/31/1998           $33,119           $44,020               $35,200                   $33,193
    12/31/1999           $38,681           $53,282               $40,051                   $35,769

This graph compares the performance of Mutual Beacon Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96 -12/31/99.

                     MUTUAL BEACON                 LIPPER GROWTH & INCOME     LIPPER MULTI-CAP VALUE
       DATE         FUND - CLASS A     S&P 500          FUNDS AVERAGE              FUNDS AVERAGE
       ----         --------------     -------     ----------------------     ----------------------
    11/01/1996          $ 9,425        $10,000             $10,000                    $10,000
    11/30/1996          $ 9,895        $10,756             $10,668                    $10,664
    12/31/1996          $10,038        $10,543             $10,557                    $10,620
    01/31/1997          $10,381        $11,202             $11,019                    $11,028
    02/28/1997          $10,598        $11,289             $11,077                    $11,120
    03/31/1997          $10,451        $10,825             $10,680                    $10,759
    04/30/1997          $10,512        $11,472             $11,076                    $11,060
    05/31/1997          $10,938        $12,170             $11,768                    $11,780
    06/30/1997          $11,255        $12,715             $12,222                    $12,208
    07/31/1997          $11,873        $13,728             $13,129                    $13,099
    08/31/1997          $11,747        $12,959             $12,678                    $12,779
    09/30/1997          $12,322        $13,669             $13,322                    $13,428
    10/31/1997          $11,920        $13,212             $12,851                    $12,909
    11/30/1997          $12,093        $13,824             $13,203                    $13,187
    12/31/1997          $12,301        $14,062             $13,425                    $13,403
    01/31/1998          $12,231        $14,218             $13,440                    $13,335
    02/28/1998          $12,885        $15,243             $14,364                    $14,262
    03/31/1998          $13,426        $16,024             $15,000                    $14,873
    04/30/1998          $13,601        $16,186             $15,101                    $14,934
    05/31/1998          $13,636        $15,907             $14,788                    $14,603
    06/30/1998          $13,541        $16,553             $15,035                    $14,638
    07/31/1998          $13,209        $16,376             $14,647                    $14,130
    08/31/1998          $11,397        $14,008             $12,490                    $12,023
    09/30/1998          $11,148        $14,906             $13,154                    $12,579
    10/31/1998          $11,815        $16,118             $14,120                    $13,562
    11/30/1998          $12,490        $17,094             $14,841                    $14,178
    12/31/1998          $12,550        $18,079             $15,503                    $14,626
    01/31/1999          $12,771        $18,835             $15,764                    $14,669
    02/28/1999          $12,617        $18,249             $15,280                    $14,223
    03/31/1999          $13,193        $18,979             $15,778                    $14,595
    04/30/1999          $14,228        $19,713             $16,710                    $15,704
    05/31/1999          $14,372        $19,248             $16,495                    $15,643
    06/30/1999          $14,757        $20,316             $17,209                    $16,189
    07/31/1999          $14,444        $19,683             $16,713                    $15,712
    08/31/1999          $13,916        $19,584             $16,366                    $15,231
    09/30/1999          $13,554        $19,048             $15,842                    $14,631
    10/31/1999          $13,925        $20,253             $16,558                    $15,152
    11/30/1999          $14,258        $20,664             $16,783                    $15,253
    12/31/1999          $14,581        $21,881             $17,544                    $15,727


Past performance does not guarantee future results.

This graph compares the performance of Mutual Beacon Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 1/1/99 -12/31/99.

                    MUTUAL BEACON                  LIPPER GROWTH & INCOME     LIPPER MULTI-CAP VALUE
      DATE          FUND - CLASS B     S&P 500          FUNDS AVERAGE              FUNDS AVERAGE
      ----          --------------     -------     ----------------------     ----------------------
   01/01/1999          $10,000         $10,000             $10,000                    $10,000
   01/31/1999          $10,160         $10,418             $10,168                    $10,029
   02/28/1999          $10,031         $10,094             $ 9,856                    $ 9,724
   03/31/1999          $10,481         $10,498             $10,177                    $ 9,979
   04/30/1999          $11,291         $10,904             $10,779                    $10,737
   05/31/1999          $11,398         $10,647             $10,640                    $10,695
   06/30/1999          $11,693         $11,238             $11,100                    $11,069
   07/31/1999          $11,436         $10,887             $10,781                    $10,742
   08/31/1999          $11,015         $10,833             $10,556                    $10,413
   09/30/1999          $10,719         $10,536             $10,219                    $10,003
   10/31/1999          $11,007         $11,203             $10,680                    $10,359
   11/30/1999          $11,265         $11,430             $10,826                    $10,429
   12/31/1999          $11,133         $12,103             $11,316                    $10,753

This graph compares the performance of Mutual Beacon Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500, Lipper Growth & Income Funds Average, and Lipper Multi-Cap Value Funds Average Indexes from 11/1/96-12/31/99.

                    MUTUAL BEACON                  LIPPER GROWTH & INCOME     LIPPER MULTI-CAP VALUE
      DATE          FUND - CLASS C     S&P 500          FUNDS AVERAGE              FUNDS AVERAGE
      ----          --------------     -------     ----------------------     ----------------------
   11/01/1996          $ 9,900         $10,000             $10,000                    $10,000
   11/30/1996          $10,392         $10,756             $10,668                    $10,664
   12/31/1996          $10,539         $10,543             $10,557                    $10,620
   01/31/1997          $10,891         $11,202             $11,019                    $11,028
   02/28/1997          $11,109         $11,289             $11,077                    $11,120
   03/31/1997          $10,947         $10,825             $10,680                    $10,759
   04/30/1997          $11,012         $11,472             $11,076                    $11,060
   05/31/1997          $11,450         $12,170             $11,768                    $11,780
   06/30/1997          $11,775         $12,715             $12,222                    $12,208
   07/31/1997          $12,411         $13,728             $13,129                    $13,099
   08/31/1997          $12,280         $12,959             $12,678                    $12,779
   09/30/1997          $12,874         $13,669             $13,322                    $13,428
   10/31/1997          $12,453         $13,212             $12,851                    $12,909
   11/30/1997          $12,619         $13,824             $13,203                    $13,187
   12/31/1997          $12,824         $14,062             $13,425                    $13,403
   01/31/1998          $12,742         $14,218             $13,440                    $13,335
   02/28/1998          $13,428         $15,243             $14,364                    $14,262
   03/31/1998          $13,985         $16,024             $15,000                    $14,873
   04/30/1998          $14,150         $16,186             $15,101                    $14,934
   05/31/1998          $14,187         $15,907             $14,788                    $14,603
   06/30/1998          $14,078         $16,553             $15,035                    $14,638
   07/31/1998          $13,724         $16,376             $14,647                    $14,130
   08/31/1998          $11,840         $14,008             $12,490                    $12,023
   09/30/1998          $11,579         $14,906             $13,154                    $12,579
   10/31/1998          $12,257         $16,118             $14,120                    $13,562
   11/30/1998          $12,953         $17,094             $14,841                    $14,178
   12/31/1998          $13,005         $18,079             $15,503                    $14,626
   01/31/1999          $13,225         $18,835             $15,764                    $14,669
   02/28/1999          $13,055         $18,249             $15,280                    $14,223
   03/31/1999          $13,653         $18,979             $15,778                    $14,595
   04/30/1999          $14,721         $19,713             $16,710                    $15,704
   05/31/1999          $14,850         $19,248             $16,495                    $15,643
   06/30/1999          $15,247         $20,316             $17,209                    $16,189
   07/31/1999          $14,912         $19,683             $16,713                    $15,712
   08/31/1999          $14,363         $19,584             $16,366                    $15,231
   09/30/1999          $13,976         $19,048             $15,842                    $14,631
   10/31/1999          $14,352         $20,253             $16,558                    $15,152
   11/30/1999          $14,688         $20,664             $16,783                    $15,253
   12/31/1999          $15,007         $21,881             $17,544                    $15,727




AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS B
--------------------------------------
1-Year                          11.33%

Since Inception (1/1/99)        11.33%


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS C
--------------------------------------
1-Year                          13.52%

3-Year                          12.21%

Since Inception (11/1/96)       13.69%


*Source: Standard and Poor's Micropal.

**Source: Lipper Analytical Services, Inc. Lipper Growth & Income Funds Average consists of 148 funds as of 12/31/99. Lipper Multi-Cap Value Funds Average consists of 518 funds as of 12/31/99. Lipper calculations do not include sales charges; past and current expense reductions by the fund's manager increased the fund's total return. If these factors had been considered, the fund's performance relative to the Lipper averages may have been different.


Past performance does not guarantee future results.

MUTUAL BEACON FUND
Financial Highlights

                                                                                     CLASS Z
                                                        ------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                          1999++         1998          1997          1996          1995
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $13.12        $14.12        $12.98        $11.98        $10.34
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .22           .33           .31           .40           .29
 Net realized and unrealized gains (losses).........          1.95          (.01)         2.63          2.08          2.36
                                                        ------------------------------------------------------------------
Total from investment operations....................          2.17           .32          2.94          2.48          2.65
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.27)         (.45)         (.54)         (.35)         (.28)
 Net realized gains.................................         (1.18)         (.87)        (1.26)        (1.13)         (.73)
                                                        ------------------------------------------------------------------
Total distributions.................................         (1.45)        (1.32)        (1.80)        (1.48)        (1.01)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $13.84        $13.12        $14.12        $12.98        $11.98
                                                        ==================================================================
Total Return........................................        16.79%         2.37%        23.03%        21.19%        25.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $3,217,509    $4,030,517    $5,678,822    $4,920,388    $3,573,297
Ratios to average net assets:
 Expenses(a)........................................          .79%          .78%          .79%          .73%          .75%
 Expenses, excluding waiver and payments by
   affiliate(a).....................................          .83%          .81%          .82%          .75%          .75%
 Net investment income..............................         1.52%         2.28%         1.92%         3.21%         2.89%
Portfolio turnover rate.............................        67.61%        65.27%        54.72%        66.87%        73.18%

(a)Excluding dividend expense on securities sold
   short, the ratios of expenses and expenses,
   excluding waiver and payments by affiliate to
   average net assets would have been:
   Expenses.........................................          .78%          .76%          .74%          .73%          .72%
   Expenses, excluding waiver and payments by
   affiliate........................................          .82%          .79%          .77%          .75%          .72%

+Per share amounts for all periods prior to December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
++Based on average weighted shares outstanding.
 10

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
                                                                1999+++        1998+++        1997+++         1996+
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $13.09         $14.09         $12.98        $13.21
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .17            .27            .23           .16
 Net realized and unrealized gains..........................        1.95             --           2.65           .69
                                                                ----------------------------------------------------
Total from investment operations............................        2.12            .27           2.88           .85
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.21)          (.40)          (.51)         (.33)
 Net realized gains.........................................       (1.19)          (.87)         (1.26)         (.75)
                                                                ----------------------------------------------------
Total distributions.........................................       (1.40)         (1.27)         (1.77)        (1.08)
                                                                ----------------------------------------------------
Net asset value, end of year................................      $13.81         $13.09         $14.09        $12.98
                                                                ====================================================
Total Return*...............................................      16.40%          2.02%         22.52%         6.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $760,769       $947,444       $753,519       $52,070
Ratios to average net assets:
 Expenses(a)................................................       1.14%          1.13%          1.14%         1.03%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.18%          1.16%          1.17%         1.13%**
 Net investment income......................................       1.18%          1.89%          1.58%         1.33%**
Portfolio turnover rate.....................................      67.61%         65.27%         54.72%        66.87%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
   Expenses.................................................       1.13%          1.11%          1.09%         1.03%**
   Expenses, excluding waiver and payments by affiliate.....       1.17%          1.14%          1.12%         1.13%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                   ------------------
                                                                       YEAR ENDED
                                                                   DECEMBER 31, 1999+
                                                                   ------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................             $13.09
                                                                         ------
Income from investment operations:
 Net investment income......................................                .05
 Net realized and unrealized gains..........................               1.93
                                                                         ------
Total from investment operations............................               1.98
                                                                         ------
Less distributions from:
 Net investment income......................................               (.19)
 Net realized gains.........................................              (1.19)
                                                                         ------
Total distributions.........................................              (1.38)
                                                                         ------
Net asset value, end of year................................             $13.69
                                                                         ======
Total Return*...............................................             15.33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................             $8,956
Ratios to average net assets:
 Expenses(a)................................................              1.79%
 Expenses, excluding waiver and payments by affiliate(a)....              1.84%
 Net investment income......................................               .37%
Portfolio turnover rate.....................................             67.61%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
   Expenses.................................................              1.78%
   Expenses, excluding waiver and payments by affiliate.....              1.83%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
+Effective date of Class B shares was January 1, 1999. Based on average weighted shares outstanding.
 12

MUTUAL BEACON FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                                ----------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------
                                                                1999+++        1998+++        1997+++         1996+
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $13.04         $14.04         $12.98        $13.21
                                                                ----------------------------------------------------
Income from investment operations:
 Net investment income......................................         .07            .18            .14           .13
 Net realized and unrealized gains..........................        1.94            .01           2.63           .71
                                                                ----------------------------------------------------
Total from investment operations............................        2.01            .19           2.77           .84
                                                                ----------------------------------------------------
Less distributions from:
 Net investment income......................................        (.12)          (.32)          (.45)         (.32)
 Net realized gains.........................................       (1.18)          (.87)         (1.26)         (.75)
                                                                ----------------------------------------------------
Total distributions.........................................       (1.30)         (1.19)         (1.71)        (1.07)
                                                                ----------------------------------------------------
Net asset value, end of year................................      $13.75         $13.04         $14.04        $12.98
                                                                ====================================================
Total Return*...............................................      15.65%          1.40%         21.65%         6.45%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $459,807       $500,404       $362,425       $16,263
Ratios to average net assets:
 Expenses(a)................................................       1.78%          1.78%          1.79%         1.75%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.83%          1.81%          1.82%         1.85%**
 Net investment income......................................        .52%          1.24%           .92%          .84%**
Portfolio turnover rate.....................................      67.61%         65.27%         54.72%        66.87%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets would have
   been:
   Expenses.................................................       1.77%          1.76%          1.74%         1.75%**
   Expenses, excluding waiver and payments by affiliate.....       1.82%          1.79%          1.77%         1.85%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period November 1, 1996 (effective date) to December 31, 1996.
++Per share amounts for the period ended December 31, 1996 have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.3%
AEROSPACE & MILITARY TECHNOLOGY 1.2%
B.F. Goodrich Co. ..........................................    United States          1,802,616     $   49,571,940
*Hexcel Corp. ..............................................    United States            991,880          5,517,332
                                                                                                     --------------
                                                                                                         55,089,272
                                                                                                     --------------
AUTOMOBILES 3.6%
Borg-Warner Automotive Inc. ................................    United States            425,800         17,244,900
Delphi Automotive Systems Corp. ............................    United States          3,433,311         54,074,648
General Motors Corp. .......................................    United States            664,100         48,271,769
*Lear Corp. ................................................    United States          1,314,000         42,048,000
                                                                                                     --------------
                                                                                                        161,639,317
                                                                                                     --------------
BANKING 2.0%
Bank One Corp. .............................................    United States          1,332,320         42,717,510
Chase Manhattan Corp. ......................................    United States            460,880         35,804,615
National City Corp. ........................................    United States            435,300         10,311,169
                                                                                                     --------------
                                                                                                         88,833,294
                                                                                                     --------------
BEVERAGES & TOBACCO 4.1%
Altadis SA, A...............................................        Spain                896,366         12,814,253
Brown-Forman Corp., A.......................................    United States            125,200          6,752,975
Brown-Forman Corp., B.......................................    United States            228,580         13,086,205
Coca-Cola West Japan Co. Ltd. ..............................        Japan                464,000         19,525,371
Farmer Brothers Co. ........................................    United States             93,286         14,832,474
Fraser and Neave Ltd. ......................................      Singapore            1,837,600          6,785,494
Gallaher Group PLC..........................................    United Kingdom         4,520,224         19,249,140
Gallaher Group PLC, ADR.....................................    United Kingdom           177,500          2,729,062
Heineken Holding NV, A......................................     Netherlands             449,584         15,818,948
Mikuni Coca-Cola Bottling Co. ..............................        Japan              1,019,900         17,865,841
Molson Inc., A..............................................        Canada               754,775         13,963,781
Molson Inc., B..............................................        Canada                22,700            423,888
Pepsi Bottling Group Inc. ..................................    United States            731,200         12,110,500
Swedish Match AB............................................        Sweden             2,414,100          8,430,190
UST Inc. ...................................................    United States            664,700         16,742,131
                                                                                                     --------------
                                                                                                        181,130,253
                                                                                                     --------------
BROADCASTING & PUBLISHING 11.0%
*AT&T Corp.-Liberty Media Group, A..........................    United States            689,808         39,146,604
*CTV Inc. ..................................................        Canada             1,294,480         20,233,244
Daily Mail & General Trust PLC, A...........................    United Kingdom           126,979          8,538,869
Dow Jones & Co. Inc. .......................................    United States            586,700         39,895,600
Dun & Bradstreet Corp. .....................................    United States            603,100         17,791,450
McClatchy Co., A............................................    United States            283,500         12,261,375
*MediaOne Group Inc. .......................................    United States          1,006,200         77,288,738
Meredith Corp. .............................................    United States            427,700         17,829,744
*Modern Times Group AB, A...................................        Sweden               287,550         14,200,000
*Modern Times Group AB, B...................................        Sweden               641,452         31,827,483

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BROADCASTING & PUBLISHING (CONT.)
NV Holdingsmig de Telegraaf.................................     Netherlands           2,208,400     $   48,912,514
*R. H. Donnelley Corp. .....................................    United States          1,059,172         19,991,872
Scripps Co., A..............................................    United States          1,189,400         53,299,988
True North Communications Inc. .............................    United States            717,900         32,081,156
Washington Post Co., B......................................    United States            100,622         55,933,254
                                                                                                     --------------
                                                                                                        489,231,891
                                                                                                     --------------
BUILDING MATERIALS & COMPONENTS .8%
*American Standard Cos. Inc. ...............................    United States            537,000         24,634,875
Armstrong World Industries Inc. ............................    United States            289,400          9,658,725
                                                                                                     --------------
                                                                                                         34,293,600
                                                                                                     --------------
BUSINESS & PUBLIC SERVICES 1.1%
Suez Lyonnaise des Eaux SA..................................        France               312,252         50,014,390
                                                                                                     --------------
CHEMICALS 1.7%
Bayer AG, Br. ..............................................       Germany               545,750         25,933,152
Nippon Sanso Corp. .........................................        Japan              2,142,400          6,289,769
Union Carbide Corp. ........................................    United States            425,750         28,418,813
*W.R. Grace & Co. ..........................................    United States          1,219,700         16,923,338
                                                                                                     --------------
                                                                                                         77,565,072
                                                                                                     --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .5%
*General Instrument Corp. ..................................    United States            249,900         21,241,500
                                                                                                     --------------
ENERGY SOURCES 2.5%
*Abraxas Petroleum Corp. ...................................    United States            247,833            232,343
Atlantic Richfield Co.  ....................................    United States            402,100         34,781,650
Burlington Resources Inc. ..................................    United States            668,800         22,112,200
Royal Dutch Petroleum Co., N.Y. shs. .......................     Netherlands             124,800          7,542,600
Shell Transport & Trading Co. PLC...........................    United Kingdom         1,394,500         11,589,470
Total Fina SA, B............................................        France               277,156         36,970,875
                                                                                                     --------------
                                                                                                        113,229,138
                                                                                                     --------------
FINANCIAL SERVICES 8.7%
Bear Stearns Co. Inc. ......................................    United States          1,245,772         53,256,753
CIT Group Inc., A...........................................    United States          1,857,470         39,239,054
Commercial Federal Corp. ...................................    United States          2,161,342         38,498,904
Dime Bancorp Inc. ..........................................    United States            611,500          9,248,937
Greenpoint Financial Corp. .................................    United States          1,068,808         25,450,990
Heller Financial Inc. ......................................    United States          2,202,400         44,185,650
Household International Inc. ...............................    United States            932,781         34,746,092
Lehman Brothers Holdings Inc. ..............................    United States            247,700         20,977,094
Liberty Financial Cos. Inc. ................................    United States          1,728,311         39,643,134
*MFN Financial Corp. .......................................    United States            380,744          2,474,836
Morgan Stanley, Dean Witter & Co. ..........................    United States             63,600          9,078,900
Power Corp. of Canada. .....................................        Canada               375,900          6,434,418

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES (CONT.)
Power Financial Corp. ......................................        Canada               259,700     $    4,310,672
+United Asset Management Corp. .............................    United States          3,105,000         57,636,563
                                                                                                     --------------
                                                                                                        385,181,997
                                                                                                     --------------
FOOD & HOUSEHOLD PRODUCTS 2.8%
Associated British Foods PLC................................    United Kingdom         1,941,933         10,694,017
CSM NV......................................................     Netherlands             652,514         13,926,605
+*Fine Host Corp. ..........................................    United States            507,977          5,028,972
Kikkoman Corp. .............................................        Japan              2,544,700         16,909,050
Seaboard Corp. .............................................    United States              4,790            930,458
(R)*Sunbeam Corp. ..........................................    United States          1,480,670          5,580,275
U.S. Industries Inc. .......................................    United States          1,825,000         25,550,000
+Van Melle NV...............................................     Netherlands             403,144         23,134,207
Weetabix Ltd., A............................................    United Kingdom           433,025         22,744,012
                                                                                                     --------------
                                                                                                        124,497,596
                                                                                                     --------------
FOREST PRODUCTS & PAPER .6%
Rayonier Inc. ..............................................    United States            296,700         14,334,319
St. Joe Co. ................................................    United States            465,298         11,312,558
                                                                                                     --------------
                                                                                                         25,646,877
                                                                                                     --------------
HEALTH & PERSONAL CARE 3.0%
American Home Products Corp. ...............................    United States             33,900          1,336,931
Aventis SA..................................................        France             1,201,061         69,768,670
Aventis SA, ADR.............................................        France                 7,550            429,406
Banyu Pharmaceutical Co. Ltd. ..............................        Japan                575,300          8,923,526
Ono Pharmaceutical Co. Ltd. ................................        Japan                659,200         17,675,862
Sankyo Co. Ltd. ............................................        Japan                776,600         15,959,877
Santen Pharmaceutical Co. Ltd. .............................        Japan                862,900         14,271,185
Ventas Inc. ................................................    United States            863,600          3,616,325
                                                                                                     --------------
                                                                                                        131,981,782
                                                                                                     --------------
INDUSTRIAL COMPONENTS .9%
Gencorp Inc. ...............................................    United States          1,147,800         11,334,525
(R)*Lancer Industries Inc., B...............................    United States                  1          1,436,306
Omnova Solutions Inc. ......................................    United States          1,375,100         10,657,025
*Owens-Illinois Inc. .......................................    United States            713,616         17,885,001
                                                                                                     --------------
                                                                                                         41,312,857
                                                                                                     --------------
INSURANCE 4.5%
Allmerica Financial Corp. ..................................    United States            592,600         32,963,375
AON Corp. ..................................................    United States            368,400         14,736,000
Horace Mann Educators Corp. ................................    United States            690,700         13,554,988
Lincoln National Corp. .....................................    United States            209,900          8,396,000
MBIA Inc. ..................................................    United States            760,600         40,169,188
Old Republic International Corp. ...........................    United States          1,729,900         23,569,888

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE (CONT.)
ReliaStar Financial Corp. ..................................    United States            218,400     $    8,558,550
White Mountain Insurance Group Inc. ........................    United States            165,711         19,968,176
XL Capital Ltd., A..........................................       Bermuda               705,600         36,603,000
                                                                                                     --------------
                                                                                                        198,519,165
                                                                                                     --------------
LEISURE & TOURISM 2.1%
Hilton Hotels Corp. ........................................    United States          1,784,068         17,171,654
*Park Place Entertainment Corp. ............................    United States          2,678,400         33,480,000
Starwood Hotels & Resorts Worldwide Inc. ...................    United States          1,732,900         40,723,150
                                                                                                     --------------
                                                                                                         91,374,804
                                                                                                     --------------
MACHINERY & ENGINEERING .8%
Invensys PLC................................................    United Kingdom         6,002,908         32,305,515
Toyoda Automatic Loom Works Ltd. ...........................        Japan                230,000          4,805,500
                                                                                                     --------------
                                                                                                         37,111,015
                                                                                                     --------------
MERCHANDISING 3.9%
*Federated Department Stores Inc. ..........................    United States            722,600         36,536,462
*Homeland Holdings Corp. ...................................    United States             59,798            151,737
J.C. Penney Co. Inc. .......................................    United States            881,300         17,570,919
May Department Stores Co. ..................................    United States            347,600         11,210,100
*Neiman-Marcus Group Inc., A................................    United States            904,800         25,277,850
*Neiman-Marcus Group Inc., B................................    United States            318,900          8,590,369
*Payless Shoesource Inc. ...................................    United States            818,200         38,455,400
*Saks Inc. .................................................    United States          1,449,200         22,553,175
Sears, Roebuck & Co. .......................................    United States            438,300         13,340,756
                                                                                                     --------------
                                                                                                        173,686,768
                                                                                                     --------------
METALS & MINING
Central Steel & Wire Co. ...................................    United States                959            680,410
                                                                                                     --------------
MISC MATERIALS & COMMODITIES .3%
Agrium Inc. ................................................        Canada               783,400          6,068,248
Agrium Inc., fgn. ..........................................        Canada               953,300          7,507,238
                                                                                                     --------------
                                                                                                         13,575,486
                                                                                                     --------------
MULTI-INDUSTRY 13.9%
*Alleghany Corp. ...........................................    United States            124,864         23,162,272
*Berkshire-Hathaway Inc., A.................................    United States                628         35,230,800
Compagnie Financiere Richemont AG, Br., A...................     Switzerland              18,155         43,321,193
Compagnie Generale D'Industrie et de Participation..........        France               520,417         34,055,275
Imasco Ltd. ................................................        Canada             1,539,600         42,538,917
Investor AB, A..............................................        Sweden             4,091,600         58,210,888
Investor AB, B..............................................        Sweden             7,046,800         99,425,750
Kansas City Southern Industries Inc. .......................    United States            539,500         40,260,188
Kinnevik AB, B..............................................        Sweden             1,816,552         56,386,799

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Lagardere SCA...............................................        France             2,252,029     $  122,429,846
TRW Inc. ...................................................    United States            605,600         31,453,350
Williams PLC................................................    United Kingdom         6,680,350         30,553,179
                                                                                                     --------------
                                                                                                        617,028,457
                                                                                                     --------------
REAL ESTATE 4.7%
*Alexander's Inc. ..........................................    United States             46,300          3,657,700
*Al-Zar Ltd. LP.............................................    United States                 12                 60
*Cadillac Fairview Corp. ...................................        Canada               651,272         14,999,210
*Cadillac Fairview Corp., wts., 7/31/00.....................        Canada               112,599          1,160,333
*Canary Wharf Group PLC.....................................    United Kingdom        26,860,563        166,475,846
*HomeFed Corp. .............................................    United States            653,705            571,992
(R)+*MB Metropolis LLC......................................    United States              8,589                  0
MBO Properties Inc. ........................................    United States            205,135            102,568
(R)*Security Capital European Realty........................    United States            488,750          7,041,666
+*Wellsford Real Properties Inc. ...........................    United States          1,583,221         13,457,379
                                                                                                     --------------
                                                                                                        207,466,754
                                                                                                     --------------
RECREATION & OTHER CONSUMER GOODS .3%
*Gtech Holdings Corp. ......................................    United States            690,700         15,195,400
                                                                                                     --------------
TELECOMMUNICATIONS 5.9%
BCE Inc. ...................................................        Canada               650,350         58,989,835
Portugal Telecom SA.........................................       Portugal            1,702,575         18,666,105
Telephone & Data Systems Inc. ..............................    United States          1,351,700        170,314,200
U.S. West Inc. .............................................    United States            228,500         16,452,000
                                                                                                     --------------
                                                                                                        264,422,140
                                                                                                     --------------
TEXTILES & APPAREL .4%
*Nautica Enterprises Inc. ..................................    United States          1,491,300         16,870,331
                                                                                                     --------------
TRANSPORTATION 2.7%
Burlington Northern Santa Fe Corp. .........................    United States            463,800         11,247,150
Florida East Coast Industries Inc. .........................    United States          1,269,400         52,997,450
Railtrack Group PLC.........................................    United Kingdom         3,414,345         56,007,243
                                                                                                     --------------
                                                                                                        120,251,843
                                                                                                     --------------
UTILITIES ELECTRICAL & GAS 1.3%
*Citizens Utilities Co., B..................................    United States          2,466,782         34,997,470
Veba AG.....................................................       Germany               439,500         21,459,529
                                                                                                     --------------
                                                                                                         56,456,999
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $2,847,434,809)...................                                          3,793,528,408
                                                                                                     --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES 2.1%
Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04.........    United States     $    2,909,900     $    2,662,559
Dictaphone Corporation:
  Revolver..................................................    United States          4,831,566          4,541,672
  Tranche B, Term Loan......................................    United States          3,108,875          2,953,431
Eurotunnel Finance Ltd:
  Equity Note 12/31/03......................................    United Kingdom         5,007,387GBP       3,479,769
  Participating Loan Note, 4/30/40..........................    United Kingdom           858,000GBP         582,381
Eurotunnel PLC:
  12/31/18, Tier 2..........................................    United Kingdom        13,192,620GBP      14,817,898
  12/31/25, Tier 3..........................................    United Kingdom        10,314,941GBP       9,418,591
  12/31/50, Resettable Advance R5...........................    United Kingdom         4,158,272GBP       2,251,275
  Stabilization Advance S8, Tier 1..........................    United Kingdom         3,025,319GBP       1,173,419
  Stabilization Advance S8, Tier 2..........................    United Kingdom         2,274,844GBP         735,279
Eurotunnel SA:
  12/31/12, Tier 1 (Libor)..................................        France             1,213,605EUR         959,106
  12/31/12, Tier 1 (Pibor)..................................        France               122,451EUR          96,772
  12/31/18, Tier 2 (Libor)..................................        France             8,543,897EUR       5,935,054
  12/31/18, Tier 2 (Pibor)..................................        France             1,733,689EUR       1,204,314
  12/31/25, Tier 3 (Libor)..................................        France            11,155,220EUR       6,232,908
  12/31/25, Tier 3 (Pibor)..................................        France             2,995,199EUR       1,673,548
  12/31/50, Resettable Advance R4...........................        France             6,453,441EUR       2,144,000
  Stabilization Advance S6, Tier 1 (Pibor)..................        France               903,652EUR         218,339
  Stabilization Advance S7, Tier 1 (Pibor)..................        France             1,875,101EUR         453,060
  Stabilization Advance S6, Tier 2..........................        France             2,452,449EUR         493,798
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          1,575,122          1,519,993
  Series B, FRN, 10.676%, 3/23/01...........................    United States          2,700,119          2,619,115
RH Cement Finance PLC, 144A, 31.20%, 3/10/00................    Irish Republic         3,450,000          3,829,500
Rite Aid Corp.:
  7.125%, 1/15/07...........................................    United States          1,820,000          1,346,800
  144A, 6.125%, 12/15/08....................................    United States            440,000            312,400
  6.875%, 8/15/13...........................................    United States            550,000            368,500
SFC New Holdings Inc., PIK, 13.25%, 8/15/03.................    United States          8,154,000          5,870,880
Southwest Royalties Inc., B, 10.50%, 10/15/04...............    United States         17,406,000          9,312,210
TFM SA de CV:
  senior disc. note, zero cpn...............................        Mexico             5,000,000          3,212,500
  10.25%, 6/15/07...........................................        Mexico               400,000            380,000
Tribasa Toll Road Trust I:
  10.50%, 12/01/11..........................................        Mexico               216,316             86,527
  144A, 10.50%, 12/01/11....................................        Mexico             2,073,032            829,213
                                                                                                     --------------
TOTAL BONDS & NOTES (COST $98,580,899)......................                                             91,714,811
                                                                                                     --------------
BONDS & NOTES IN REORGANIZATION 4.1%
*Acme Metals Inc., Term Loan................................    United States          2,872,000          2,441,200
*Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/2011......    United States            420,000            159,600

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
*Altos Hornos de Mexico SA:
  cvt., 5.50%, 12/15/01.....................................        Mexico        $      200,000     $       68,000
  Series A, 11.375%, 4/30/02................................        Mexico               900,000            355,500
  Series B, 11.875%, 4/30/04................................        Mexico               620,000            244,900
  Tranche A Term Loan.......................................    United States          1,158,150            486,423
*Barings BV, zero coupon, 1/22/01...........................     Netherlands          25,350,000         15,970,500
*Breed Technologies Inc.:
  Bank Debt.................................................    United States             28,773             16,832
  Term Loan B...............................................    United States            196,829            115,145
*Brunos Inc.:
  Revolver..................................................    United States          2,531,800          1,493,762
  Tranche A, Term Loan......................................    United States          4,664,320          2,751,949
  Tranche B, Term Loan......................................    United States          4,313,780          2,545,130
*Crown Leasing, Bank Claim..................................        Japan          1,048,052,471JPY         709,744
*Decision One Corp.:
  Revolver..................................................    United States          3,640,471          1,629,111
  Tranche A, Term Loan......................................    United States         11,922,943          5,335,517
  Tranche B, Term Loan......................................    United States          5,602,564          2,507,147
*Dow Corning Corp.:
  9.30%, 1/27/98............................................    United States          1,835,000          2,660,750
  8.55%, 3/01/01............................................    United States          1,100,000          1,485,000
  9.375%, 2/01/08...........................................    United States            790,000          1,137,600
  8.15%, 10/15/29...........................................    United States          7,050,000          9,517,500
  9.50%, 8/10/49............................................    United States            350,000            507,500
  Bank Debt #1..............................................    United States          2,850,000          3,918,750
  Bank Debt.................................................    United States          2,070,704          2,847,218
  Bank Claim................................................    United States          7,677,843         10,557,035
*Eli Jacobs, Bank Claim.....................................    United States         25,305,910            253,059
*Foxmeyer Health Corp.:
  Reclaimation Trade Claim..................................    United States          5,136,413          1,335,467
  Reclaimation Trade Claim..................................    United States            610,315            469,942
*Harnischfeger Industries Inc.:
  8.90%, 3/01/22............................................    United States          3,690,000          1,402,200
  8.70%, 6/15/22............................................    United States          2,580,000            980,400
  7.25%, 12/15/25...........................................    United States          6,755,000          2,566,900
  6.875%, 2/15/27...........................................    United States          3,580,000          1,360,400
*Heilman Acquisition Corp., 9.625%, 1/31/04.................    United States         15,000,000              1,500
*Integrated Health Services Inc.:
  Revolver..................................................    United States          4,730,000          2,175,800
  Tranche B, Term Loan......................................    United States          5,978,658          2,750,183
  Tranche C, Term Loan......................................    United States          4,122,532          1,896,365
*Koninklijke Ned Vlieg Fokker NV, Trade Claim...............     Netherlands           6,467,467EUR       1,888,216
*Loewen Group Inc., Series 5, 6.10%, 10/01/02...............        Canada             3,415,000          1,133,688
*Loewen Group International Inc.:
  Revolver..................................................    United States          1,608,590            852,553
  144A, 6.70%, 10/01/99.....................................        Canada             9,005,000          4,412,450
  Series 3, 7.50%, 4/15/01..................................        Canada             2,955,000          1,447,950

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS & NOTES IN REORGANIZATION (CONT.)
  Series 3, 7.75%, 10/15/01.................................        Canada        $    2,400,000     $    1,176,000
  Series 2, 8.25%, 4/15/03..................................        Canada             2,235,000          1,095,150
  Series 6, 7.20%, 6/01/03..................................        Canada            16,805,000          8,402,500
  Series 4, 8.25%, 10/15/03.................................        Canada             3,475,000          1,702,750
  Series 7, 7.60%, 6/01/08..................................        Canada            12,630,000          6,315,000
*Mariner Post-Acute Network Inc.:
  Revolver..................................................    United States            862,000            275,840
  Tranche A Term Loan.......................................    United States          1,263,310            404,259
  Tranche B, Term Loan......................................    United States          1,099,853            351,953
  Tranche C, Term Loan......................................    United States            558,917            178,853
*Nippon Credit Bank Ltd., Bank Claim........................        Japan            533,496,043JPY         834,208
*Nippon Total Finance, Bank Claim...........................        Japan            540,865,458JPY         314,865
*Paging Network Inc., Revolver A............................    United States          6,099,000          5,184,150
*Philip Services Corp.:
  Revolver Canadian Operating, CAD Tranche..................        Canada               498,000            199,200
  Revolver Tranche 1........................................    United States          3,791,139          1,516,456
  Revolver Tranche 2........................................    United States          3,830,626          1,532,250
  Revolver Tranche 3........................................    United States          1,761,086            704,434
*Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17....    United States            225,000             85,500
*Pratama Datakom, 12.75%, 7/15/05...........................      Indonesia            7,795,000          1,403,100
*Pratama Datakom Asia BV, 12.75%, 07/15/05, Reg S...........      Indonesia            1,730,000            311,400
*Southeast Banking Corp.:
  zero coupon, 12/18/96.....................................    United States          5,270,000          1,409,725
  zero coupon, 11/12/97.....................................    United States          6,880,000          1,840,400
  10.50%, 4/11/01...........................................    United States         15,840,000          2,191,622
*United Companies Financial Corp., Revolver.................    United States         27,939,000         22,351,200
*Vencor Inc.:
  9.875%, 5/01/05...........................................    United States         16,360,000          3,394,700
  Revolver..................................................    United States          2,999,620          1,964,751
  Term Loan A...............................................    United States         12,295,352          8,053,456
  Term Loan B...............................................    United States          7,403,547          4,849,323
  Tranche A, Term Loan 3/07/00..............................    United States          1,980,201          1,960,399
  Tranche B, Term Loan 3/07/00..............................    United States            675,000            668,250
*Ventas Inc.:
  Tranche A, Bridge Loan....................................    United States          2,613,480          2,365,199
  Tranche B, Revolver.......................................    United States          2,443,693          2,211,542
  Tranche C, Term Loan A....................................    United States          2,531,102          2,290,647
  Tranche D, Term Loan B....................................    United States          1,796,319          1,661,595
                                                                                                     --------------
TOTAL BONDS & NOTES IN REORGANIZATION (COST $168,265,691)...                                            183,589,563
                                                                                                     --------------
COMPANY IN LIQUIDATION (COST $91,757)
*City Investing Company Liquidating Trust...................    United States            389,587            499,158
                                                                                                     --------------

MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                    PRINCIPAL
                                                                   COUNTRY           AMOUNT**            VALUE
-------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES 7.1%
Fannie Mae, 5.17% to 5.92%, with maturities to 12/07/00.....    United States     $  167,700,000     $  162,599,390
Federal Home Loan Bank, 1.28% to 5.82%, with maturities to
  4/12/01...................................................    United States        120,095,000        118,379,056
Federal Home Loan Mortgage Corp., 5.22% to 6.35%, with
  maturities to 10/01/01....................................    United States         35,500,000         34,633,962
                                                                                                     --------------
TOTAL GOVERNMENT AGENCIES (COST $316,599,872)...............                                            315,612,408
                                                                                                     --------------
TOTAL INVESTMENTS (COST $3,430,973,028) 98.6%...............                                          4,384,944,348
SECURITIES SOLD SHORT (2.8%)................................                                           (122,552,623)
NET EQUITY IN FORWARD CONTRACTS .4%.........................                                             17,717,259
OTHER ASSETS, LESS LIABILITIES 3.8%.........................                                            166,932,514
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $4,447,041,498
                                                                                                     ==============


                   SECURITIES SOLD SHORT
                           ISSUER                                  COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, ADR..........................................    United Kingdom           461,000     $   27,343,062
*Dow Chemical Co. ..........................................    United States            228,517         30,535,584
*DST Systems Inc. ..........................................    United States             54,700          4,174,294
*Motorola Inc. .............................................    United States            143,700         21,159,825
*Nortel Networks Corp. .....................................        Canada               390,000         39,339,858
                                                                                                     --------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $102,511,399).........                                         $  122,552,623
                                                                                                     ==============

                        CONTRACTS FOR DIFFERENCES                                          VALUE AT      UNREALIZED
                         ISSUER                               COUNTRY         SHARES       12/31/99       GAIN/LOSS
--------------------------------------------------------------------------------------------------------------------
*BP Amoco PLC, cfd. 5.18.................................  United Kingdom      325,800    $ 3,282,905    $  (556,172)

*BP Amoco PLC, cfd. 5.47.................................  United Kingdom      127,000      1,279,708       (156,500)

*BP Amoco PLC, cfd. 5.565................................  United Kingdom       84,500        851,459        (91,496)

*BP Amoco PLC, cfd. 5.65.................................  United Kingdom      244,000      2,458,652       (230,841)

*BP Amoco PLC, cfd. 5.71.................................  United Kingdom       52,200        525,990        (44,289)

*BP Amoco PLC, cfd. 6.23317..............................  United Kingdom      208,600      2,101,946           (607)

*BP Amoco PLC, cfd. 6.24797..............................  United Kingdom      156,000      1,571,925          3,277
                                                                                          -----------    -----------
TOTAL CONTRACTS FOR DIFFERENCES..........................                                 $12,072,585    $(1,076,628)
                                                                                          ===========    ===========

CURRENCY ABBREVIATIONS:

EUR -- European Unit
GBP -- British Pound
JPY -- Japanese Yen

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
(R)Restricted Securities (See note 6).
+Affiliated Issuers (See note 7).
                       See Notes to Financial Statements.
 22

MUTUAL BEACON FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $3,312,790,819)................    $4,285,687,227
  Non controlled affiliates (cost $118,182,209).............        99,257,121    $4,384,944,348
                                                                --------------
 Cash.......................................................                          31,819,954
 Receivables:
  Investment securities sold................................                          67,228,132
  Capital shares sold.......................................                           3,260,707
  Dividends and interest....................................                          12,139,052
  From affiliates...........................................                             249,290
 Unrealized gain on forward exchange contracts (Note 8).....                          24,376,145
 Deposits with broker for securities sold short.............                          92,469,455
                                                                                  --------------
      Total assets..........................................                       4,616,487,083
                                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased...........................                          24,345,645
  Capital shares redeemed...................................                           9,452,875
  To affiliates.............................................                           4,014,071
 Securities sold short, at value (proceeds $102,511,399)....                         122,552,623
 Unrealized loss on forward exchange contracts (Note 8).....                           6,658,886
 Due to broker-variation margin.............................                           1,778,638
 Accrued expenses...........................................                             642,847
                                                                                  --------------
      Total liabilities.....................................                         169,445,585
                                                                                  --------------
Net assets, at value........................................                      $4,447,041,498
                                                                                  ==============
Net assets consist of:
 Undistributed net investment income........................                      $   10,116,437
 Net unrealized appreciation................................                         950,570,727
 Accumulated net realized gain..............................                         160,835,377
 Capital shares.............................................                       3,325,518,957
                                                                                  --------------
Net assets, at value........................................                      $4,447,041,498
                                                                                  ==============

MUTUAL BEACON FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 1999

CLASS Z:
 Net asset value and maximum offering price per share
   ($3,217,508,580 / 232,513,294 shares outstanding)........                              $13.84
                                                                                  ==============
CLASS A:
 Net asset value per share ($760,769,174 / 55,099,886 shares
   outstanding).............................................                              $13.81
                                                                                  ==============
 Maximum offering price per share ($13.81 / 94.25%).........                              $14.65
                                                                                  ==============
CLASS B:
 Net asset value and maximum offering price per share
  ($8,956,253 / 654,046 shares outstanding)*................                              $13.69
                                                                                  ==============
CLASS C:
 Net asset value per share ($459,807,491 / 33,447,879 shares
  outstanding)*.............................................                              $13.75
                                                                                  ==============
 Maximum offering price per share ($13.75 / 99.00%).........                              $13.89
                                                                                  ==============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 24

MUTUAL BEACON FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $3,656,399)
 Dividends..................................................    $ 67,414,997
 Interest...................................................      42,852,145
                                                                ------------
      Total investment income...............................                    $110,267,142
                                                                                ------------
Expenses:
 Management fees (Note 3)...................................      28,621,462
 Administrative fees (Note 3)...............................       3,708,049
 Distribution fees (Note 3)
  Class A...................................................       3,002,532
  Class B...................................................          39,923
  Class C...................................................       4,710,838
 Transfer agent fees (Note 3)...............................       5,015,145
 Custodian fees.............................................         384,557
 Reports to shareholders....................................         736,191
 Registration and filing fees...............................         128,849
 Professional fees..........................................         439,411
 Directors' fees and expenses...............................         132,692
 Dividends for securities sold short........................         668,164
 Other......................................................         120,743
                                                                ------------
      Total expenses........................................                      47,708,556
      Expenses waived/paid by affiliate (Note 3)............                      (2,029,623)
                                                                                ------------
          Net expenses......................................                      45,678,933
                                                                                ------------
            Net investment income...........................                      64,588,209
                                                                                ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................     421,069,820
  Foreign currency transactions.............................      55,659,417
                                                                ------------
      Net realized gain.....................................                     476,729,237
 Net unrealized appreciation on:
  Investments...............................................     171,233,448
  Translation of assets and liabilities denominated in
    foreign currencies......................................      23,767,532
                                                                ------------
      Net unrealized appreciation...........................                     195,000,980
                                                                                ------------
Net realized and unrealized gain............................                     671,730,217
                                                                                ------------
Net increase in net assets resulting from operations........                    $736,318,426
                                                                                ============

                       See Notes to Financial Statements.

MUTUAL BEACON FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                     1999                  1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $    64,588,209       $   141,765,837
  Net realized gain from investments and foreign currency
   transactions.............................................        476,729,237           391,064,810
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        195,000,980          (427,971,403)
                                                                -------------------------------------
    Net increase in net assets resulting from operations....        736,318,426           104,859,244

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................        (58,214,981)         (137,278,406)
   Class A..................................................        (11,231,337)          (27,206,575)
   Class B..................................................            (98,872)                   --
   Class C..................................................         (3,686,185)          (11,323,821)
  Net realized gains:
   Class Z..................................................       (261,175,450)         (268,697,611)
   Class A..................................................        (64,460,771)          (59,012,359)
   Class B..................................................           (592,992)                   --
   Class C..................................................        (37,603,206)          (31,235,735)
  Capital share transactions (Note 2):
   Class Z..................................................     (1,029,066,183)       (1,347,918,137)
   Class A..................................................       (243,947,992)          276,437,276
   Class B..................................................          9,305,143                    --
   Class C..................................................        (66,869,223)          184,975,294
                                                                -------------------------------------
    Net decrease in net assets..............................     (1,031,323,623)       (1,316,400,830)

Net assets:
 Beginning of year..........................................      5,478,365,121         6,794,765,951
                                                                -------------------------------------
 End of year................................................    $ 4,447,041,498       $ 5,478,365,121
                                                                =====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of year................................................    $    10,116,437       $   (26,929,334)
                                                                =====================================

                       See Notes to Financial Statements.
 26

MUTUAL BEACON FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. CONTRACTS FOR DIFFERENCES:

Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for difference and may realize a loss.

g. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. SECURITIES SOLD SHORT (CONT.)
The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

i. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively, and a fourth class of shares, Class B was established. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1999, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS Z SHARES:
Shares sold.......................................    14,294,251    $   203,778,297           29,538,240    $   423,539,531
Shares issued on reinvestment of distributions....    21,701,674        298,880,423           28,882,302        383,214,544
Shares redeemed...................................  (110,584,648)    (1,531,724,903)        (153,566,842)    (2,154,672,212)
                                                    -----------------------------------------------------------------------
Net decrease......................................   (74,588,723)   $(1,029,066,183)         (95,146,300)   $(1,347,918,137)
                                                    =======================================================================

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                            YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS A SHARES:
Shares sold.......................................    17,264,722    $   244,961,039           33,023,123    $   478,615,148
Shares issued on reinvestment of distributions....     5,191,215         71,522,375            6,172,882         81,129,419
Shares redeemed...................................   (39,718,858)      (560,431,406)         (20,320,000)      (283,307,291)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................   (17,262,921)   $  (243,947,992)          18,876,005    $   276,437,276
                                                    =======================================================================

                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                                 1999+
                                                    -------------------------------
                                                       SHARES           AMOUNT
                                                       -----------------------
CLASS B SHARES:
Shares sold.......................................       635,040    $     9,062,055
Shares issued on reinvestment of distributions....        47,918            644,821
Shares redeemed...................................       (28,912)          (401,733)
                                                    -------------------------------
Net increase......................................       654,046    $     9,305,143
                                                    ===============================

                                                                            YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                                 1999                                    1998
                                                    -----------------------------------------------------------------------
                                                       SHARES           AMOUNT                 SHARES           AMOUNT
                                                       ---------------------------------------------------------------
CLASS C SHARES:
Shares sold.......................................     5,279,318    $    74,740,313           17,229,777    $   250,063,188
Shares issued on reinvestment of distributions....     2,778,323         37,970,523            2,985,265         39,075,561
Shares redeemed...................................   (12,975,678)      (179,580,059)          (7,656,767)      (104,163,455)
                                                    -----------------------------------------------------------------------
Net increase (decrease)...........................    (4,918,037)   $   (66,869,223)          12,558,275    $   184,975,294
                                                    =======================================================================

+Effective date of Class B shares was January 1, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Franklin Mutual agreed, through June 30, 2000, to limit the expense ratio of the Fund to be no higher than expected for the Fund's 1996 fiscal year, except that increases in expenses will be permitted if the Fund's Board of Directors determines that such expenses would have been higher had the merger between Franklin Mutual and the Fund's former investment adviser not taken place. This expense limitation does not include items such as litigation

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
expenses, interest, taxes, insurance, brokerage commissions, and expenses of an extraordinary nature. The expense reduction is set forth in the Statement of Operations.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $211,455 and $449,626, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,438,591,217 was as follows:

Unrealized appreciation.....................................  $1,132,441,714
Unrealized depreciation.....................................    (186,088,583)
                                                              --------------
Net unrealized appreciation.................................  $  946,353,131
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $2,960,347,738 and $4,260,227,138, respectively.

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (CONT.)
Transactions in options written during the year ended December 31, 1999 were as follows:

                                                                    NUMBER
                                                                 OF CONTRACTS         PREMIUM
                                                                 ------------        ---------
Options outstanding at December 31, 1998....................          236            $  55,609
Options written.............................................          376              151,867
Options expired.............................................         (530)            (175,022)
Options terminated in closing transactions..................          (82)             (32,454)
                                                              --------------------------------
Options outstanding at December 31, 1999....................            0            $       0
                                                              ================================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1999 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
            1         Lancer Industries Inc., B...................................       8/11/89       $ 1,436,306
        8,589         MB Metropolis LLC...........................................      12/07/94                 0
      488,750         Security Capital European Realty............................       4/08/98         7,041,666
     1,480,670        Sunbeam Corp. ..............................................       3/13/90         5,580,275
                                                                                                       -----------
                                                                                         2/23/90
TOTAL RESTRICTED SECURITIES (COST $13,639,422) (.32% OF NET ASSETS)...............                     $14,058,247
                                                                                                       ===========

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES (CONT.)
December 31, 1999 were $114,089,595. For the year ended December 31, 1999, dividend income from "affiliated persons" was $3,939,958 and net realized gains from disposition of "affiliated persons" were $19,135,508.

                                 NUMBER OF                                 NUMBER OF
                                SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME
       NAME OF ISSUER          DEC. 31, 1998   ADDITIONS   REDUCTIONS    DEC. 31, 1999   DEC. 31, 1999   1/1/99-12/31/99
------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES*
MB Metropolis LLC............    3,043,906           --    (3,043,906)            --               **              --
MB Metropolis LLC
 (Restricted)................           --        8,589            --          8,589               --              --
MSCW Investors III, LLC......   28,372,000           --    (28,372,000)           --               **              --
                                                                                         -------------------------------
TOTAL CONTROLLED AFFILIATES                                                                        --              --
                                                                                         ===============================
NON CONTROLLED AFFILIATES
ASG AB, B....................    1,466,689           --    (1,466,689)            --               **      $  771,435
Farmer Bros. Co..............       93,286           --            --         93,286     $ 14,832,474         265,865
Fine Host Corp...............           --      507,977            --        507,977        5,028,972              --
Gulfmark Offshore Inc........      642,074           --      (642,074)            --               **              --
Nautica Enterprises Inc......    1,503,300      420,100      (432,100)     1,491,300               **              --
R H Donnelly Corp............    1,914,772           --      (855,600)     1,059,172               **              --
Resurgence Properties Inc....      591,900           --      (591,900)            --               **              --
Resurgence Properties Inc.,
 Restricted..................      900,000           --      (900,000)            --               **              --
Spectra Physics AB, A........    1,130,000           --    (1,130,000)            --               **              --
United Asset Management
 Corp........................    3,105,000           --            --      3,105,000       57,636,563       2,484,000
Van Melle NV.................      282,037      121,107            --        403,144       23,134,207         418,658
Wellsford Real Properties
 Inc.........................    1,583,221           --            --      1,583,221       13,457,379              --
                                                                                         -------------------------------
TOTAL NON CONTROLLED
 AFFILIATES                                                                              $114,089,595      $3,939,958
                                                                                         ===============================

                                REALIZED
                                 CAPITAL
       NAME OF ISSUER          GAIN/(LOSS)
-----------------------------  -----------
CONTROLLED AFFILIATES*
MB Metropolis LLC............  $  (364,783)
MB Metropolis LLC
 (Restricted)................           --
MSCW Investors III, LLC......    5,707,741
                               -----------
TOTAL CONTROLLED AFFILIATES    $ 5,342,958
                               ===========
NON CONTROLLED AFFILIATES
ASG AB, B....................  $ 5,394,428
Farmer Bros. Co..............           --
Fine Host Corp...............           --
Gulfmark Offshore Inc........    4,088,826
Nautica Enterprises Inc......      586,824
R H Donnelly Corp............      626,167
Resurgence Properties Inc....       41,433
Resurgence Properties Inc.,
 Restricted..................       63,000
Spectra Physics AB, A........    2,991,872
United Asset Management
 Corp........................           --
Van Melle NV.................           --
Wellsford Real Properties
 Inc.........................           --
                               -----------
TOTAL NON CONTROLLED
 AFFILIATES                    $13,792,550
                               ===========

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 1999, no longer an affiliate.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                                   IN           SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                             EXCHANGE FOR         DATE         GAIN/(LOSS)
------------------                                                          -------------------------------------------------
      16,000,000     Canadian Dollars...................................    U.S.$ 11,018,904     1/31/00      U.S.$    55,178
       3,535,536     Swiss Franc........................................           2,231,572     3/10/00                6,775
   2,867,549,018     Japanese Yen.......................................          28,304,641     3/24/00              143,547
                                                                                  ----------                        ---------
                                                                            U.S.$ 41,555,117                          205,500
                                                                                  ==========                        =========
CONTRACTS TO SELL:
------------------
      93,214,892     European Unit......................................    U.S.$ 97,997,769     1/19/00            4,012,100
     570,670,068     Swedish Krona......................................          70,715,002     1/19/00            3,528,512
      37,639,087     British Pounds.....................................          61,232,949     1/20/00              398,168
     434,272,478     Swedish Krona......................................          52,628,448     2/17/00            1,398,765
      50,950,000     European Unit......................................          54,284,952     2/29/00            2,757,849
      60,839,175     European Unit......................................          65,166,474     3/10/00            3,594,179
      71,720,808     Swiss Franc........................................          46,359,722     3/10/00              953,299
     494,056,496     Swedish Krona......................................          59,236,344     3/17/00              838,973
      23,000,000     British Pounds.....................................          37,826,475     3/24/00              654,397
   1,870,275,544     Japanese Yen.......................................          18,672,034     3/24/00              117,529
      80,220,286     European Unit......................................          85,978,685     4/12/00            4,601,102
      25,569,247     British Pounds.....................................          41,528,931     4/17/00              207,968
      14,130,011     British Pounds.....................................          22,880,727     5/22/00               49,343
      59,066,115     European Unit......................................          60,941,038     5/30/00              819,836
     260,000,000     Swedish Krona......................................          30,930,288     6/15/00               24,833
      20,695,486     European Unit......................................          21,308,731     6/19/00              213,792
                                                                                  ----------                        ---------
                                                                            U.S.$827,688,569                       24,170,645
                                                                                  ==========                        ---------
        Unrealized gain on forward exchange contracts...................                                           24,376,145
                                                                                                                    ---------
CONTRACTS TO BUY:
------------
         145,167     British Pounds.....................................    U.S.$    234,674     3/24/00                  (58)
   1,013,553,027     Japanese Yen.......................................          10,088,504     3/24/00              (33,314)
      14,752,469     British Pounds.....................................          24,010,288     5/22/00             (173,133)
                                                                                  ----------                        ---------
                                                                            U.S.$ 34,333,466                         (206,505)
                                                                                  ==========                        =========

MUTUAL BEACON FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                                                   IN           SETTLEMENT      UNREALIZED
CONTRACTS TO SELL:                                                            EXCHANGE FOR         DATE         GAIN/(LOSS)
------------------                                                          -------------------------------------------------
      59,521,237     British Pounds.....................................    U.S.$ 95,948,234     1/18/00      U.S.$  (252,991)
      53,911,810     British Pounds.....................................          84,729,527     1/20/00           (2,406,304)
     176,520,069     Canadian Dollars...................................         120,256,322     1/31/00           (1,918,537)
      28,279,522     British Pounds.....................................          45,461,243     2/17/00             (246,432)
      10,037,900     Singapore Dollars..................................           6,024,947     3/14/00              (32,514)
       1,227,903     Swedish Krona......................................             145,116     3/17/00                  (21)
  13,906,126,759     Japanese Yen.......................................         136,512,840     3/24/00           (1,446,135)
         202,957     British Pounds.....................................             327,542     4/17/00                 (445)
         325,457     British Pounds.....................................             524,214     5/22/00               (1,662)
      27,466,075     Swedish Krona......................................           3,250,000     6/15/00              (14,814)
      32,000,000     European Unit......................................          32,537,600     6/19/00              (80,048)
                                                                                  ----------                        ---------
                                                                            U.S.$525,717,585                       (6,399,903)
                                                                                  ==========                        =========
CONTRACTS TO BUY:
------------
       4,560,253     European Unit......................................    SEK   39,500,000     1/19/00              (52,478)
                                                                                  ==========                        =========
        Unrealized loss on forward exchange contracts...................                                           (6,658,886)
                                                                                                                    ---------
          Net unrealized gain on forward exchange contracts.............                                      U.S.$17,717,259
                                                                                                                    ---------

9. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Beacon Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Franklin Mutual Series Fund Inc. and
Shareholders of Mutual Beacon Fund

We have audited the accompanying statement of assets and liabilities of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Beacon Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1999, the results of its operations for the year then ended, and the changes in net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           [ERNST & YOUNG LLP SIGNATURE]

Boston, Massachusetts
January 28, 2000

FRANKLIN MUTUAL SERIES FUND, INC.
MUTUAL BEACON FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $440,226,546 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 57.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffery Altman
Raymond Garea
David E. Marcus
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
www.franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Beacon Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

476 A99 02/00

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